UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $11.12 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $10.76.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Global Income Builder at NAV[a]	3.16%
Cohen & Steers Global Income Builder at Market Value[a]	9.59%
MSCI World Index—net[b]	8.43%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and is net of dividend withholding taxes. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund's assets are allocated among five proprietary strategies: global large cap value stocks, global real estate securities, global infrastructure stocks, global preferred securities and closed-end funds. As of June 30, 2013, 71.0% of the Fund's assets were invested in the global large cap value strategy.

Investment review

Equity markets advanced in the six months ended June 30, 2013, but encountered some volatility along the way. Early in the year, positive economic data in the U.S. and China and greater fiscal and monetary easing in Japan attracted investors who sought capital appreciation as well as yield. More-confident investors began to move out of defensive names and into cyclical sectors that had the potential for greater total return.

That confidence was shaken in May, however, when Federal Reserve Chairman Bernanke said he would slow bond purchases once he sees "real and sustainable" improvements in the labor market. Investors took this to mean he would soon taper off quantitative easing, which sent Treasury yields soaring. The turmoil continued through most of June, and many investors moved back into defensive sectors. By the end of June, markets had calmed after several Federal Reserve governors suggested that investors may have overreacted.

The health care and consumer discretionary sectors led large cap

Within the Fund's large cap allocation, the health care sector (17.8% total returnc) was the top performer. The Affordable Care Act's winners and losers had become clearer by the first quarter, which boosted the sector; while its defensive pharmaceutical components propelled it through the more tumultuous second quarter. Housing-related stocks gave an early lift to the consumer discretionary group (16.9%), then faltered as interest rates rose and mortgage applications declined. But good news on automobile sales and speculation about a merger between Time Warner Cable and Charter Communications helped the sector outperform for the period. Consumer staples stocks (11.0%) were favored for their perceived defensiveness, while financial institutions (9.6%) advanced on good earnings and no surprises.

The materials sector (–11.5%) plummeted along with commodities prices and construction in China. The energy group (3.3%) gave back some gains in the second quarter when oil prices softened.

c  Large cap sector returns are in U.S. dollars as measured by the MSCI World Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The sharp decline in Apple mostly offset significant advances registered by Google, Hewlett-Packard and Microsoft, and the information technology sector (6.3%) underperformed.

Japanese infrastructure companies outperformed

Railways (with a total return of 48.8%d) were the top performers among the index's infrastructure subsectors. Japanese passenger rail companies, which account for most of the subsector, participated in the rally in Japan's equity markets. The gas distribution group (15.6%) was similarly buoyed by its Japanese components. Airports finished the period with a total return of 14.2%. State-owned Aeroports de Paris soared on news that the government will sell nearly 10% of the Paris airport operator to Vinci SA, Europe's biggest builder, and Crédit Agricole, France's second-largest bank.

The combination of high valuations and rising interest rates triggered a selloff in electric utilities (7.9%). Japanese electric companies managed to buck that trend, however, as the overhang of the Fukushima disaster gave way to optimism about nuclear restarts and tariff increases. The slide in marine ports (–1.1%) reflected disruptions in trade caused by slowing economic growth in China. Competitive pressures among satellite companies and lackluster performance among tower companies held the communications sector (0.6%) down. Pipelines (2.1%) were hard hit by the falling price of natural gas liquids.

Global real estate securities had positive overall returns

Global real estate securities' strong performance from 2012 carried over into the early part of 2013 amid improvements in U.S. jobs and housing data and signs of stabilization in China's economy. Europe continued to struggle until late in the period, when some of its peripheral economies stabilized.

U.S. REITs (with a total return of 6.5%e) were helped by improving demand, low financing costs and little new supply. The residential market also lifted shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases would have a negative impact on cash flow growth.

The U.K. (9.5%f) outperformed amid a return to economic growth. Many smaller, more-leveraged companies had significant gains, as did landlords with prime assets in London. Germany (–6.1%) declined as exports slowed and manufacturing activity cooled. France (–1.9%) faced weak consumer spending and an increasingly difficult economic backdrop. Meanwhile, as of June 24, 2013, the FTSE/EPRA NAREIT Real Estate Index Series switched its classification of Unibail-Rodamco from France to the Netherlands (1.7%) for index reporting purposes.

Japan (33.0%) surged amid anticipated quantitative easing—expectations that the Bank of Japan exceeded in its April announcement. But Japan's growth was countered by fears that China's economy was decelerating more rapidly than expected. Australia (8.5%) was among the most affected, and the

d  Global infrastructure sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

e  U.S. country and property sector returns as measured by the FTSE NAREIT Equity REIT Index.

f  Country returns in local currencies as measured by the FTSE/EPRA NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Australian dollar slipped 13% to a three-year low against the U.S. dollar. In Hong Kong (–7.0%), shares of developers declined as mortgage rates rose and new housing-related measures tightened. Landlords fared better, helped by stabilizing demand and consumer spending.

Fund performance

The Fund underperformed its benchmark based on NAV, but outperformed based on market value. At 71% of the Fund's assets, the large cap value strategy was the main driver of absolute performance. Within the group, stock selection in the financial services sector was favorable, as were our stock selection and underweight in the materials sector. Stock selection in the information technology, consumer staples and industrials sectors was unfavorable.

Our allocation to the pipelines subsector was the biggest contributor to relative return within global infrastructure and utilities. The Fund invested in pipeline companies structured as master limited partnerships—which are not included in the index—as they have demonstrated better growth prospects than other higher-yielding infrastructure subsectors. Our underweight in communications was helpful as well, although our stock selection offset some of the benefit. Stock selection in water and toll road companies also detracted from performance.

Within global real estate, our allocation to Japanese real estate securities was the biggest contributor to relative return. Underweights in Canada and Switzerland, as well as our investments in the United States, were beneficial; but our allocation to China had an adverse impact on relative performance.

Impact of derivatives on Fund performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and reduce the volatility of the Fund's investments. In the six-month period ended June 30, 2013, the use of these instruments detracted from the Fund's performance.

Impact of leverage on Fund performance

The use of leverage contributed to the Fund's performance during the six-month period ended June 30, 2013.

Investment Outlook

We believe that market reactions to the Federal Reserve's comments have been overblown; in fact, we welcome the prospect of a strengthening U.S. economy. Broadly speaking, we expect global economies—particularly those of developed countries—to maintain steady, if incremental, growth. In the U.S., we believe growth will keep up its slow and steady pace, with little inflation. Europe appears to be stabilizing and moving ahead from a low base. It remains our view that the impact of China's slowing economy on its neighbors and trading partners is cause for concern.

While June's selloff in attractive cyclical large cap names had a dampening effect on near-term performance, it also gave us the opportunity to add to certain positions that we believe will rebound later in the year. As the economy strengthens, we believe commodity markets will regain lost ground,

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

which could favorably affect our allocation to the materials sector. We think the information technology and financial sectors still have room to grow. Traditionally defensive stocks are less appealing.

We also believe investors will continue to find infrastructure companies attractive for their predictable income, modest volatility and long-term growth potential. Further economic stabilization among the developed economies will expand that potential, in our view; we believe we are moving from an economic slowdown to a below-trend recovery. We have confidence in Japan, in part based on our belief that its stimulus initiatives are likely to feed through to infrastructure companies. Europe is making economic headway, in our view, and we have modestly reduced our underweight there.

Within real estate, U.S. REITs have historically performed well in periods of economic growth, as occupancies and rents have shown a significant correlation with employment and gross domestic product. We have taken a more favorable view of Japan, particularly regarding developers, which we believe offer attractive valuations.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM
Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	YIGAL D. JHIRAD
Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

DOUGLAS R. BOND	BEN MORTON
Portfolio Manager	Portfolio Manager

JON CHEIGH	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

JASON A. YABLON
Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2013, leverage represented 21% of the Fund's managed assets.

Leverage Factsa,b

Leverage (as a % of managed assets)	21%
Current Rate on Debt	0.9%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

June 30, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Apple	$6,436,300	2.0
Novartis AG	5,647,610	1.7
Nestle SA	5,005,584	1.5
Exxon Mobil Corp.	4,964,462	1.5
Chevron Corp.	4,784,486	1.5
GlaxoSmithKline PLC	4,491,693	1.4
Reckitt Benckiser Group PLC	3,697,283	1.1
D.R. Horton	3,611,216	1.1
Koninklijke Vopak NV	3,539,836	1.1
Allianz SE	3,521,254	1.1

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	114.5%
AUSTRALIA	3.7%
FINANCIAL—BANKS	0.6%
Australia and New Zealand Banking Group Ltd.[a]		60,261	$1,575,092
MATERIALS—METALS & MINING	0.4%
BHP Billiton Ltd.[a]		34,287	983,675
REAL ESTATE	1.5%
DIVERSIFIED	0.3%
Cromwell Property Group		785,380	700,312
OFFICE	0.3%
Commonwealth Property Office Fund		794,957	799,731
RETAIL	0.9%
Charter Hall Retail REIT		302,292	1,053,317
Federation Centres Ltd.		550,460	1,193,113
			2,246,430
TOTAL REAL ESTATE			3,746,473
TOLL ROADS	1.2%
Transurban Group		500,000	3,091,179
TOTAL AUSTRALIA			9,396,419
BELGIUM	0.8%
CONSUMER STAPLES
Anheuser-Busch InBev NV		24,000	2,136,475
BERMUDA	0.2%
REAL ESTATE—HOTEL
Orient-Express Hotels Ltd., Class A (USD)[b]		47,755	580,701
BRAZIL	1.2%
TOLL ROADS
CCR SAa		396,800	3,147,583
CANADA	2.7%
FINANCIAL	1.1%
BANKS	0.4%
Toronto-Dominion Bank (USD)		13,700	1,101,069

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	0.7%
Power Corp.[a]		68,800	$1,846,093
TOTAL FINANCIAL			2,947,162
MATERIALS—CHEMICALS	0.7%
Potash Corp. of Saskatchewan		44,000	1,678,501
TELECOMMUNICATION SERVICES	0.4%
Rogers Communications		25,400	995,037
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		13,800	1,343,653
TOTAL CANADA			6,964,353
FRANCE	4.1%
COMMUNICATIONS—SATELLITES	0.6%
Eutelsat Communications[a]		50,000	1,419,449
CONSUMER STAPLES	0.9%
Danone SAa		32,000	2,401,699
CONSUMER—CYCLICAL—DIVERSIFIED	0.4%
LVMH Moet Hennessy Louis Vuitton SAa		6,600	1,069,565
ENERGY—OIL & GAS	0.9%
Total SAa		49,181	2,400,936
FINANCIAL—BANKS	0.7%
BNP Paribas		31,800	1,737,448
MATERIALS—CONSTRUCTION MATERIALS	0.4%
Lafarge SAa		14,400	885,455
REAL ESTATE—RETAIL	0.2%
Klepierre		14,520	572,291
TOTAL FRANCE			10,486,843
GERMANY	4.1%
AUTOMOTIVE	0.8%
Bayerische Motoren Werke AGa		22,800	1,993,742
FINANCIAL	1.8%
BANKS	0.4%
Deutsche Bank AG		25,700	1,075,662

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	1.4%
Allianz SEa		24,100	$3,521,254
TOTAL FINANCIAL			4,596,916
INDUSTRIALS—ELECTRICAL EQUIPMENT	0.4%
Siemens AG		10,800	1,091,589
TECHNOLOGY—SOFTWARE	1.1%
SAP AGa		37,000	2,709,540
TOTAL GERMANY			10,391,787
HONG KONG	4.9%
ELECTRIC—REGULATED ELECTRIC	1.3%
CLP Holdings Ltd.[a]		419,000	3,389,902
ENERGY—OIL & GAS	0.3%
CNOOC Ltd.[a]		509,000	863,640
FINANCIAL—INVESTMENT BANKERS/BROKERS	0.2%
Hong Kong Exchanges and Clearing Ltd.[a]		39,000	588,818
HOTEL	0.5%
Wynn Macau Ltd.		420,000	1,139,884
INDUSTRIALS—DIVERSIFIED	1.1%
Hutchison Whampoa Ltd.[a]		265,000	2,786,309
REAL ESTATE	1.1%
DIVERSIFIED	0.7%
Agile Property Holdings Ltd.		474,000	509,076
New World Development Co., Ltd.		783,000	1,082,221
Sun Hung Kai Properties Ltd.		400	5,163
			1,596,460
OFFICE	0.4%
Hongkong Land Holdings Ltd. (USD)		157,598	1,082,698
TOTAL REAL ESTATE			2,679,158
TELECOMMUNICATION SERVICES	0.4%
China Mobile Ltd.[a]		106,500	1,114,975
TOTAL HONG KONG			12,562,686

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
IRELAND	0.7%
HEALTH CARE—HEALTHCARE PRODUCTS
Covidien PLC (USD)[a]		28,700	$1,803,508
ITALY	2.1%
ENERGY—OIL & GAS	0.8%
Eni S.p.A.[a]		103,400	2,123,839
GAS DISTRIBUTION	1.3%
Snam Rete Gas S.p.A.[a]		700,482	3,191,237
TOTAL ITALY			5,315,076
JAPAN	13.7%
AUTOMOTIVE	1.1%
Toyota Motor Corp.[a]		47,000	2,838,576
CONSUMER DISCRETIONARY—MEDIA	0.7%
CyberAgent		900	1,724,138
FINANCIAL	1.7%
BANKS	0.6%
Sumitomo Mitsui Trust Holdings[a]		318,000	1,484,513
DIVERSIFIED FINANCIAL SERVICES	0.7%
ORIX Corp.		120,000	1,639,443
INSURANCE	0.4%
NKSJ Holdings[a]		46,250	1,102,856
TOTAL FINANCIAL			4,226,812
HEALTH CARE—PHARMACEUTICALS	0.7%
Astellas Pharma[a]		33,000	1,793,406
INDUSTRIALS	3.3%
COMMERCIAL SERVICES & SUPPLIES	1.4%
Secom Co., Ltd.[a]		63,800	3,473,684
ELECTRICAL EQUIPMENT	1.9%
Fanuc Ltd.[a]		22,800	3,305,747
Murata Manufacturing Co., Ltd.		21,000	1,598,609
			4,904,356
TOTAL INDUSTRIALS			8,378,040

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MATERIALS—METALS & MINING	0.1%
Sumitomo Metal Mining Co., Ltd.[a]		29,000	$323,392
RAILWAYS—ROAD & RAIL	1.3%
Central Japan Railway Co.[a]		26,700	3,265,487
REAL ESTATE	1.7%
DIVERSIFIED	1.1%
Nomura Real Estate Holdings		49,500	1,095,009
Sumitomo Realty & Development Co., Ltd.		44,000	1,754,587
			2,849,596
OFFICE	0.6%
Japan Prime Realty Investment Corp.		525	1,606,549
TOTAL REAL ESTATE			4,456,145
TECHNOLOGY	2.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS	1.7%
Kyocera Corp.[a]		16,800	1,710,829
Sony Corp.[a]		90,000	1,885,662
TDK Corp.[a]		21,700	749,370
			4,345,861
OFFICE ELECTRONICS	0.6%
Canon[a]		47,400	1,546,068
TOTAL TECHNOLOGY			5,891,929
TELECOMMUNICATION SERVICES	0.8%
KDDI Corp.		40,000	2,081,065
TOTAL JAPAN			34,978,990
JERSEY	0.4%
CONSUMER DISCRETIONARY—MEDIA
WPP PLC (GBP)		58,500	998,306
MEXICO	0.6%
CONSUMER—NON-CYCLICAL—RETAIL	0.4%
Wal-Mart de Mexico SA de CV		410,600	1,150,920
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		473,400	515,143
TOTAL MEXICO			1,666,063

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
NETHERLANDS	1.9%
MARINE PORTS	1.4%
Koninklijke Vopak NVa		60,000	$3,539,836
REAL ESTATE—RETAIL	0.5%
Corio NV		31,351	1,247,297
TOTAL NETHERLANDS			4,787,133
NORWAY	0.4%
REAL ESTATE—OFFICE
Norwegian Property ASA		755,824	958,102
SINGAPORE	0.7%
REAL ESTATE—INDUSTRIALS	0.3%
Global Logistic Properties Ltd.		371,050	805,039
TECHNOLOGY—SEMICONDUCTORS	0.4%
Avago Technologies Ltd. (USD)		29,600	1,106,448
TOTAL SINGAPORE			1,911,487
SOUTH KOREA	0.8%
TECHNOLOGY—SEMICONDUCTORS
Samsung Electronics Co., Ltd. GDR, 144Ac		3,500	2,040,500
SPAIN	0.3%
TELECOMMUNICATION SERVICES
Telefonica SAa,b		53,000	679,181
SWITZERLAND	6.6%
CONSUMER—NON-CYCLICAL—FOOD	2.0%
Nestle SAa		76,320	5,005,584
FINANCIAL	1.4%
BANKS	0.5%
Credit Suisse Group AG		45,073	1,195,361
INSURANCE	0.9%
Zurich Insurance Group AG		9,400	2,438,198
TOTAL FINANCIAL			3,633,559
HEALTH CARE—PHARMACEUTICALS	2.2%
Novartis AGa		79,500	5,647,610

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MATERIALS—CHEMICALS	1.0%
Syngenta AGa		6,600	$2,582,563
TOTAL SWITZERLAND			16,869,316
UNITED KINGDOM	10.1%
CONSUMER STAPLES—BEVERAGE	0.4%
Diageo PLC		37,700	1,077,988
CONSUMER—NON-CYCLICAL	1.9%
AGRICULTURE	0.4%
British American Tobacco PLC[a]		22,100	1,131,917
HOUSEHOLD PRODUCTS	1.5%
Reckitt Benckiser Group PLC[a]		52,300	3,697,283
TOTAL CONSUMER—NON-CYCLICAL			4,829,200
ELECTRIC—REGULATED ELECTRIC	1.3%
National Grid PLC[a]		292,000	3,313,115
ENERGY	1.6%
INTEGRATED OIL & GAS	1.0%
Royal Dutch Shell PLC[a]		84,424	2,696,497
OIL & GAS EQUIPMENT & SERVICES	0.6%
Ensco PLC, Class A (USD)		26,000	1,511,120
TOTAL ENERGY			4,207,617
FINANCIAL—BANKS	1.6%
Barclays PLC		447,900	1,896,894
HSBC Holdings PLC[a]		220,166	2,283,755
			4,180,649
HEALTH CARE—PHARMACEUTICALS	1.8%
GlaxoSmithKline PLC[a]		179,200	4,491,693
INDUSTRIALS—AEROSPACE & DEFENSE	0.5%
EasyJet PLC		65,000	1,281,248
TELECOMMUNICATION SERVICES	1.0%
Vodafone Group PLC[a]		892,000	2,548,536
TOTAL UNITED KINGDOM			25,930,046

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
UNITED STATES	54.5%
AUTOMOTIVE	1.1%
Ford Motor Co.[a,d]		176,100	$2,724,267
CONSUMER—CYCLICAL	5.9%
HOME BUILDERS	1.4%
D.R. Horton[a,d]		169,700	3,611,216
MEDIA	1.6%
The Walt Disney Co.[a,d]		45,400	2,867,010
Time Warner Cable[d]		12,500	1,406,000
			4,273,010
RESTAURANT	0.7%
McDonald's Corp.[a,d]		17,339	1,716,561
RETAIL	1.5%
Nordstrom[a,d]		21,840	1,309,089
Ross Stores[a]		39,200	2,540,552
			3,849,641
SPECIALTY RETAIL	0.7%
Coach[d]		9,900	565,191
PetSmart[d]		17,400	1,165,626
			1,730,817
TOTAL CONSUMER—CYCLICAL			15,181,245
CONSUMER—NON-CYCLICAL	1.9%
AGRICULTURE	0.7%
Philip Morris International[a,d]		20,233	1,752,583
COSMETICS/PERSONAL CARE	0.4%
Procter & Gamble Co.[a,d]		14,376	1,106,808
RETAIL	0.8%
CVS Caremark Corp.[a,d]		33,300	1,904,094
TOTAL CONSUMER—NON-CYCLICAL			4,763,485
ELECTRIC—REGULATED ELECTRIC	2.1%
PG&E Corp.[a,d]		75,000	3,429,750
Southern Co.[a,d]		45,385	2,002,840
			5,432,590

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
ENERGY	6.4%
OIL & GAS	5.9%
Apache Corp.[a,d]		26,200	$2,196,346
Chevron Corp.[a,d]		40,430	4,784,486
Devon Energy Corp.[a,d]		40,873	2,120,491
Exxon Mobil Corp.[a,d]		54,947	4,964,462
Occidental Petroleum Corp.[a]		13,300	1,186,759
			15,252,544
OIL & GAS SERVICES	0.5%
Schlumberger Ltd.[a]		16,298	1,167,914
TOTAL ENERGY			16,420,458
FINANCIAL	8.7%
BANKS	3.3%
Bank of America Corp.[a]		229,200	2,947,512
Comerica[a,d]		24,800	987,784
US Bancorp[a]		52,272	1,889,633
Wells Fargo & Co.[a,d]		62,987	2,599,473
			8,424,402
CREDIT CARD	0.8%
American Express Co.[a]		28,000	2,093,280
DIVERSIFIED FINANCIAL SERVICES	2.8%
BlackRock[d]		5,823	1,495,638
Citigroup[a,d]		41,811	2,005,674
Goldman Sachs Group[d]		7,200	1,089,000
JPMorgan Chase & Co.[a,d]		48,394	2,554,719
			7,145,031
INSURANCE	1.8%
American International Group[a,b,d]		58,700	2,623,890
Prudential Financial[a,d]		28,700	2,095,961
			4,719,851
TOTAL FINANCIAL			22,382,564
GAS DISTRIBUTION	1.2%
Sempra Energy[a,d]		37,500	3,066,000

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
HEALTH CARE	2.9%
BIOTECHNOLOGY	0.2%
Amgen[a]		5,900	$582,094
HEALTH CARE PROVIDERS & SERVICES	1.0%
Quest Diagnostics[d]		10,500	636,615
UnitedHealth Group[d]		31,400	2,056,072
			2,692,687
HEALTHCARE PRODUCTS	0.9%
Thermo Fisher Scientific[d]		26,019	2,201,988
PHARMACEUTICALS	0.8%
Pfizer[a]		74,484	2,086,297
TOTAL HEALTH CARE			7,563,066
INDUSTRIALS	7.5%
AEROSPACE & DEFENSE	1.4%
General Dynamics Corp.[a,d]		16,319	1,278,267
United Technologies Corp.[a,d]		24,573	2,283,815
			3,562,082
DISTRIBUTION	0.9%
HD Supply Holdings[b]		121,988	2,292,154
DIVERSIFIED MANUFACTURING	3.4%
Deere & Co.[d]		23,900	1,941,875
General Electric Co.[a,d]		110,030	2,551,596
Owens Corning[a,b,d]		73,100	2,856,748
WW Grainger		5,500	1,386,990
			8,737,209
MACHINERY	0.5%
SPX Corp.[d]		16,364	1,177,881
TRANSPORTATION	1.3%
Norfolk Southern Corp.[a,d]		23,000	1,670,950
United Parcel Service[a,d]		19,660	1,700,197
			3,371,147
TOTAL INDUSTRIALS			19,140,473

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MATERIALS	1.8%
CHEMICALS	1.5%
Dow Chemical Co.[a,d]		17,800	$572,626
Eastman Chemical Co.[d]		16,400	1,148,164
Monsanto Co.[a,d]		21,800	2,153,840
			3,874,630
METALS & MINING	0.3%
Newmont Mining Corp.[a,d]		22,900	685,855
TOTAL MATERIALS			4,560,485
PIPELINES—PIPELINES—MLP	1.7%
EQT Midstream Partners LPd		30,725	1,500,916
MarkWest Energy Partners LPd		44,193	2,954,302
			4,455,218
REAL ESTATE	3.9%
DIVERSIFIED	1.1%
Forest City Enterprises, Class Aa,b		79,907	1,431,134
Vornado Realty Trust[d]		16,159	1,338,773
			2,769,907
HOTEL	0.4%
Strategic Hotels & Resorts Worldwide[b]		105,159	931,709
INDUSTRIALS	0.3%
First Industrial Realty Trust[d]		59,698	905,619
OFFICE	0.6%
Corporate Office Properties Trust[d]		27,348	697,374
Parkway Properties[d]		47,252	791,944
			1,489,318
RESIDENTIAL—MANUFACTURED HOME	0.3%
Equity Lifestyle Properties[d]		9,523	748,413
SELF STORAGE	0.5%
Sovran Self Storage[d]		20,931	1,356,119
SHOPPING CENTERS—REGIONAL MALL	0.3%
Glimcher Realty Trust[d]		78,559	857,864

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SPECIALTY	0.4%
Digital Realty Trust[d]		16,698	$1,018,578
TOTAL REAL ESTATE			10,077,527
TECHNOLOGY	8.9%
COMPUTERS	2.9%
Apple[a,d]		16,250	6,436,300
International Business Machines Corp.[a,d]		5,433	1,038,301
			7,474,601
INTERNET SERVICE PROVIDER	0.6%
Google[a,b,d]		1,600	1,408,592
SERVICES	1.0%
Visa, Class Aa		14,300	2,613,325
SOFTWARE	2.5%
Microsoft Corp.[a,d]		40,015	1,381,718
Oracle Corp.[a,d]		109,700	3,369,984
Symantec Corp.[a,d]		71,900	1,615,593
			6,367,295
TELECOMMUNICATION EQUIPMENT	1.9%
Cisco Systems[a]		100,100	2,433,431
Corning[a]		79,206	1,127,101
QUALCOMM[a]		20,700	1,264,356
			4,824,888
TOTAL TECHNOLOGY			22,688,701
TELECOMMUNICATION SERVICES	0.5%
AT&Ta,d		35,577	1,259,426
TOTAL UNITED STATES			139,715,505
TOTAL COMMON STOCK (Identified cost—$255,109,686)			293,320,060
CLOSED-END FUNDS—UNITED STATES	6.1%
COVERED CALL	1.2%
Eaton Vance Tax-Managed Global Diversified Equity Income Fund[a]		320,900	2,974,743

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
EQUITY TAX—ADVANTAGED	2.4%
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund[d]		42,600	$955,092
Gabelli Dividend & Income Trust[a,d]		179,300	3,462,283
John Hancock Tax-Advantaged Dividend Income Fund[d]		90,600	1,705,092
TOTAL EQUITY TAX—ADVANTAGED			6,122,467
MULTI-SECTOR	1.6%
PIMCO Dynamic Income Fund[d]		38,773	1,134,110
PIMCO Income Opportunity Fund[a,d]		108,500	3,103,100
			4,237,210
SENIOR LOAN	0.9%
Eaton Vance Senior Floating-Rate Trust[d]		38,100	619,887
Nuveen Credit Strategies Income Fund[a]		170,467	1,702,966
			2,322,853
TOTAL CLOSED-END FUNDS (Identified cost—$15,707,721)			15,657,273
PREFERRED SECURITIES—$25 PAR VALUE	2.5%
NETHERLANDS	0.4%
INSURANCE—MULTI-LINE—FOREIGN
ING Groep N.V., 8.50% (USD)[a]		40,000	1,012,400
UNITED KINGDOM	0.9%
BANKS—FOREIGN
National Westminster Bank PLC, 7.76%, Series C (USD)[a]		40,000	1,003,600
Royal Bank of Scotland Group PLC, 6.35%, Series N (USD)[a]		60,000	1,262,400
			2,266,000
UNITED STATES	1.2%
BANKS	0.5%
Countrywide Capital V, 7.00%, due 11/1/36[a]		40,000	1,006,400
Goldman Sachs Group/The, 5.50%, Series Ja		10,302	248,690
			1,255,090

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Qwest Corp., 6.125%, due 6/1/53[a]		53,854	$1,297,882
REAL ESTATE—DIVERSIFIED	0.2%
Colony Financial, 8.50%, Series Aa		28,000	727,720
TOTAL UNITED STATES			3,280,692
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$6,175,755)			6,559,092
PREFERRED SECURITIES—CAPITAL SECURITIES	3.1%
FRANCE	0.6%
INSURANCE—LIFE/HEALTH INSURANCE
La Mondiale Vie, 7.625% (USD)[e]		1,500,000	1,539,375
IRELAND	0.2%
BANKS—FOREIGN
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN		300,000	397,328
SPAIN	0.4%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)[e]		1,000,000	952,500
SWITZERLAND	0.5%
INSURANCE—REINSURANCE—FOREIGN
Aquarius + Investments PLC, 8.25% (USD)		1,310,000	1,404,975
UNITED KINGDOM	0.8%
FINANCE
Aberdeen Asset Management PLC, 7.00% (USD)		2,011,000	1,995,918
UNITED STATES	0.6%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a,c]		1,250	1,569,531
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,674,763)			7,859,627

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS—UNITED STATES	0.6%
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ac		$1,500,000	$1,588,169
TOTAL CORPORATE BONDS (Identified cost—$1,342,526)			1,588,169
		Number of Contracts
PURCHASED CALL OPTIONS—UNITED STATES	0.3%
S&P 500 Index, USD Strike Price 1,625, 7/20/13		430	580,500
S&P 500 Index, USD Strike Price 1,650, 7/20/13		151	69,460
S&P 500 Index, USD Strike Price 1,660, 7/20/13		151	45,300
TOTAL PURCHASED CALL OPTIONS (Identified cost—$314,433)			695,260
		Number of Rights
RIGHTS—HONG KONG	0.0%
REAL ESTATE—HOTEL
New World Development—Share Stapled Units[b,e]		9,788	0
TOTAL RIGHTS (Identified cost—$0)			0
		Number of Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[f]		550,007	550,007
Federated Government Obligations Fund, 0.01%[f]		550,007	550,007
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,100,014)			1,100,014
TOTAL INVESTMENTS (Identified cost—$287,424,898)	127.5%		326,779,495
WRITTEN CALL OPTIONS	(0.5)		(1,323,010)
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.0)		(69,234,545)
NET ASSETS (Equivalent to $11.12 per share based on 23,032,573 shares of common stock outstanding)	100.0%		$256,221,940

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTIONS—UNITED STATES	(0.5)%
S&P 500 Index, USD Strike Price 1,625, 7/20/13		895	$(1,208,250)
S&P 500 Index, USD Strike Price 1,650, 7/20/13		151	(69,460)
S&P 500 Index, USD Strike Price 1,660, 7/20/13		151	(45,300)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$2,215,899)			$(1,323,010)

Glossary of Portfolio Abbreviations

GBP  Great British Pound

GDR  Global Depositary Receipt

MLP  Master Limited Partnerships

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $158,611,300 in aggregate has been pledged as collateral.

b Non-income producing security.

c Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.0% of the net assets of the Fund, of which 0.0% are illiquid.

d All or a portion of the security is pledged in connection with written option contracts: $60,765,368 in aggregate has been pledged as collateral.

e Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 1.0% of the net assets of the Fund.

f Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2013 (Unaudited)

Sector Summary	% of Managed Assets
Financial (Common)	14.1
Technology (Common)	10.6
Industrials (Common)	10.0
Energy (Common)	8.0
Real Estate (Common)	7.7
Health Care (Common)	6.5
Consumer—Cyclical (Common)	5.0
Consumer—Non-Cyclical (Common)	4.8
Closed-End Funds	4.8
Electric (Common)	3.7
Materials (Common)	3.4
Telecommunication Services (Common)	2.8
Automotive (Common)	2.3
Gas Distribution (Common)	1.9
Toll Roads (Common)	1.9
Consumer Staples (Common)	1.7
Pipelines (Common)	1.4
Insurance (Preferred)	1.2
Banks—Foreign (Preferred)	1.1
Marine Ports (Common)	1.1
Railways (Common)	1.0
Integrated Telecommunications Services (Preferred)	0.9
Consumer Discretionary (Common)	0.8
Finance (Preferred)	0.6
Insurance (Corporate Bonds)	0.5
Communications (Common)	0.5
Transport—Rail (Common)	0.4
Banks (Preferred)	0.4
Hotel (Common)	0.4
Other	0.3
Real Estate (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$287,424,898)	$326,779,495
Cash	72,037
Foreign currency, at value (Identified cost—$243,527)	241,746
Receivable for:
Investment securities sold	1,986,197
Dividends and interest	1,529,043
Other assets	35,736
Total Assets	330,644,254
LIABILITIES:
Payable for:
Revolving credit agreement	69,800,000
Investment securities purchased	2,343,226
Options (Premiums received — $2,215,899)	1,323,010
Dividends declared on common shares	458,943
Investment management fees	272,513
Interest expense	54,126
Administration fees	21,801
Directors' fees	1,036
Other liabilities	147,659
Total Liabilities	74,422,314
NET ASSETS	$256,221,940
NET ASSETS consist of:
Paid-in capital	$333,145,658
Dividends in excess of net investment income	(9,877,086)
Accumulated net realized loss	(107,277,894)
Net unrealized appreciation	40,231,262
$256,221,940
NET ASSET VALUE PER COMMON SHARE:
($256,221,940 ÷ 23,032,573 shares outstanding)	$11.12
MARKET PRICE PER COMMON SHARE	$10.76
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(3.24)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $298,121 of foreign withholding tax)	$5,449,440
Interest income (net of $1,300 of foreign withholding tax)	370,383
Total Investment Income	5,819,823
Expenses:
Investment management fees	1,677,710
Interest expense	337,927
Administration fees	167,334
Custodian fees and expenses	87,310
Professional fees	69,796
Line of credit fees	48,370
Shareholder reporting expenses	31,759
Transfer agent fees and expenses	9,665
Directors' fees and expenses	8,783
Registration and filing fees	4,993
Miscellaneous	31,928
Total Expenses	2,475,575
Net Investment Income	3,344,248
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,679,616
Options	(9,582,937)
Foreign currency transactions	(16,051)
Net realized gain	6,080,628
Net change in unrealized appreciation (depreciation) on:
Investments	(1,727,279)
Options	578,461
Foreign currency translations	(28,986)
Net change in unrealized appreciation (depreciation)	(1,177,804)
Net realized and unrealized gain	4,902,824
Net Increase in Net Assets Resulting from Operations	$8,247,072

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$3,344,248	$5,874,937
Net realized gain (loss)	6,080,628	(6,213,774)
Net change in unrealized appreciation (depreciation)	(1,177,804)	41,260,788
Net increase in net assets resulting from operations	8,247,072	40,921,951
Dividends and Distributions to Common Shareholders from:
Net investment income	(12,898,241)	(6,563,837)
Tax return of capital	—	(19,232,645)
Total dividends and distributions to common shareholders	(12,898,241)	(25,796,482)
Total increase (decrease) in net assets applicable to common shares	(4,651,169)	15,125,469
Net Assets Applicable to Common Shares:
Beginning of period	260,873,109	245,747,640
End of period[a]	$256,221,940	$260,873,109

a  Includes dividends in excess of net investment income of $9,877,086 and $323,093, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$8,247,072
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(101,237,263)
Net purchases, sales and maturities of short-term investments	1,400,077
Net amortization of premium	5,020
Proceeds from sales and maturities of long-term investments	119,240,186
Purchases of purchased options	(314,433)
Net increase in dividends and interest receivable and other assets	(278,412)
Net decrease in interest expense payable, accrued expenses and other liabilities	(11,429)
Increase in premiums received from options	544,431
Net change in unrealized appreciation on options	(578,461)
Net change in unrealized depreciation on investments	1,727,279
Net realized gain on investments	(15,679,616)
Cash provided by operating activities	13,064,451
Cash Flows from Financing Activities:
Distributions paid on common shares	(12,900,351)
Increase in cash	164,100
Cash at beginning of period (including foreign currency)	149,683
Cash at end of period (including foreign currency)	$313,783

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value per common share, beginning of period	$11.33	$10.67	$11.96	$11.91	$9.94	$19.59
Income (loss) from investment operations:
Net investment income	0.15	0.26	0.33	0.31	0.38	0.51
Net realized and unrealized gain (loss)	0.20	1.52	(0.50)	0.86	2.83	(8.03)
Total income (loss) from investment operations	0.35	1.78	(0.17)	1.17	3.21	(7.52)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.02)	(0.07)
Net realized gain	—	—	—	—	—	(0.05)
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.02)	(0.12)
Total from investment operations applicable to common shares	0.35	1.78	(0.17)	1.17	3.19	(7.64)
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	—	(0.00)[a]
Less dividends and distributions to common shareholders from:
Net investment income	(0.56)	(0.28)	(0.30)	(0.31)	(0.37)	(0.45)
Net realized gain	—	—	—	—	—	(0.28)
Tax return of capital	—	(0.84)	(0.82)	(0.81)	(0.85)	(1.31)
Total dividends and distributions to common shareholders	(0.56)	(1.12)	(1.12)	(1.12)	(1.22)	(2.04)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	—	—	0.00 [a]	(0.00)[a]	—
Anti-dilutive effect from the purchase of common shares	—	—	0.00 [a]	—	—	0.03
Net increase (decrease) in net asset value per common share	(0.21)	0.66	(1.29)	0.05	1.97	(9.65)
Net asset value, per common share, end of period	$11.12	$11.33	$10.67	$11.96	$11.91	$9.94
Market value, per common share, end of period	$10.76	$10.32	$9.30	$11.21	$11.29	$7.86
Total net asset value return[b]	3.16%[c]	17.80%	–0.38%	11.18%	37.19%	–40.66%
Total market value return[b]	9.59%[c]	23.10%	–7.36%	9.93%	64.47%	–47.14%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of period (in millions)	$256.2	$260.9	$245.7	$276.1	$274.0	$228.2
Ratio of expenses to average daily net assets applicable to common shares[d,e]	1.86%[f]	1.91%	2.01%	2.22%	2.25%	2.09%
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[d,e]	1.61%[f]	1.61%	1.65%	1.71%	1.86%	1.72%
Ratio of net investment income to average daily net assets applicable to common shares[d,e]	2.51%[f]	2.26%	2.46%	2.51%	3.10%	3.35%
Ratio of expenses to average daily managed assets[d,e,g]	1.48%[f]	1.50%	1.56%	1.70%	1.68%	1.59%
Portfolio turnover rate	31%[c]	44%	56%	53%	85%	56%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/Revolving	For the Six Months Ended	For the Year Ended December 31,
Credit Agreement:	June 30, 2013	2012	2011	2010	2009	2008
Liquidation value, end of period (in 000's)	—	—	—	—	—	$43,000
Total shares outstanding (in 000's)	—	—	—	—	—	2
Asset coverage ratio for revolving credit agreement	467%	474%	452%	454%	451%	690%
Asset coverage per $1,000 for revolving credit agreement	$4,671	$4,737	$4,521	$4,539	$4,513	$6,896
Asset coverage ratio for auction market preferred shares	—	—	—	—	—	356%[h]
Asset coverage per share for auction market preferred shares	—	—	—	—	—	$89,000	[h]
Liquidation preference per share	—	—	—	—	—	$25,000
Average market value per share	—	—	—	—	—	$25,000	[i]

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

e  Does not include expenses incurred by the closed-end funds in which the Fund invests.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2013, there were $109,177,127 of securities transferred between Level 1 and Level 2, which resulted from not utilizing foreign equity fair value pricing procedures by the Fund as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$293,320,060	$293,320,060	$—	$—
Closed-End Funds	15,657,273	15,657,273	—	—
Preferred Securities— $25 Par Value	6,559,092	6,559,092	—	—
Preferred Securities— Capital Securities— France	1,539,375	—	—	1,539,375	[b]
Preferred Securities— Capital Securities— Spain	952,500	—	—	952,500	[b]
Preferred Securities— Capital Securities— Other Countries	5,367,752	—	5,367,752	—
Corporate Bonds	1,588,169	—	1,588,169	—
Purchased Call Options	695,260	695,260	—	—
Rights—Hong Kong	—	—	—	—	[c]
Money Market Funds	1,100,014	—	1,100,014	—
Total Investments[d]	$326,779,495	$316,231,685	$8,055,935	$2,491,875
Written Call Options	$(1,323,010)	$(1,323,010)	$—	$—
Total Depreciation in Other Financial Instruments[d]	$(1,323,010)	$(1,323,010)	$—	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued utilizing broker quotes.

c  New World Development—Share Stapled Units were acquired via a rights distribution and have been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— France	Preferred Securities— Capital Securities— Spain
Balance as of December 31, 2012	$—	$—	$—
Purchases	2,541,225	1,528,850	1,012,375
Accretion	(925)	(740)	(185)
Change in unrealized depreciation	(48,425)	11,265	(59,690)
Balance as of June 30, 2013	$2,491,875	$1,539,375	$952,500

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(48,425).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) and Closed-End Funds (CEFs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs, CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and CEFs and may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.0% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily managed assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $134,217 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,151 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $102,702,869 and $118,746,213, respectively.

Transactions in written options during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2012	948	$1,671,468
Options written	11,830	14,756,912
Options expired	(1,085)	(1,168,951)
Options terminated in closing transactions	(7,360)	(9,262,828)
Options exercised	(3,136)	(3,780,702)
Options outstanding at June 30, 2013	1,197	$2,215,899

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2013 and the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2013 is summarized in Note 3.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	$—	Payable for Options	$1,323,010
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(9,582,937)	$578,461

At June 30, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written call options	$—	$1,323,010

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2013:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Asset and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co. LLC	$1,323,010	$—	$(1,323,010)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$287,424,898
Gross unrealized appreciation	$52,672,157
Gross unrealized depreciation	(13,317,560)
Net unrealized appreciation	$39,354,597

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2012, the Fund had a net capital loss carryforward of $108,911,872 which may be used to offset future capital gains.These losses are comprised of a short-term capital loss carryover of $809,760 and a long-term capital loss carryover of $4,998,941 recognized during the year ended December 31, 2012, which under current federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the balance of its short-term capital loss carryovers, of which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,560,637 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $1,491,268 and long-term capital losses of $1,309,792 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

Note 7. Borrowings

Effective October 1, 2012, the Fund entered into an $80,000,000 secured, committed revolving credit agreement (credit agreement) with State Street Bank and Trust Company (State Street). The credit agreement has a 360 day rolling term that resets daily. The Fund pays a monthly financing charge which is calculated based on a LIBOR based or Federal Funds based rate. The Fund also pays a 0.15% per annum fee (0.20% under the previous credit agreement) based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2013, the Fund had outstanding borrowings of $69,800,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $69,800,000 at a weighted average borrowing cost of 0.96%.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	17,535,413.690	497,514.953
Richard J. Norman	17,721,639.281	311,289.362
Frank K. Ross	17,735,302.174	297,626.469

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (07/27/07)	One Year	Five Years	Since Inception (07/27/07)
12.86%	3.52%	2.61%	18.56%	4.08%	1.26%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change in the Portfolio Management Team

Jason A. Yablon was added to the Fund's portfolio management team in 2013. Mr. Yablon is vice president of the Advisor and Cohen & Steers and serves as an analyst specializing in real estate securities in Brazil and Mexico. Prior to joining the Advisor in 2004, Mr. Yablon was a sell-side analyst at Morgan Stanley for four years, focusing on apartment and health care REITs.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the Subadvisors), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and a relevant benchmark. The Board of Directors considered that the Fund outperformed the median of the Peer Funds for the three-year period ended March 31, 2013, ranking in the second quintile, and underperformed the median of the Peer Funds for the one- and five-year periods, ranking in the fourth quintile for each. The Board of Directors also considered that the Fund outperformed the relevant benchmark for the three- and five-year periods ended March 31, 2013, and underperformed the benchmark for the one-year period. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's and the Subadvisors' performance in managing other global funds. The Board of Directors determined that the Fund's performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fees and total expense ratios at managed and common asset levels and the contractual management fee at the managed asset level compared to the medians of the Peer Funds, noting that the Fund was higher than the Peer Funds' medians across all categories, ranking in the fifth quintile at common asset levels and two out of two at managed asset levels. The Board of Directors considered that the Fund was within five basis points of the Peer Group medians for actual and contractual management fees, and total expenses at managed asset levels. In addition, the Board of Directors considered that the Fund's management fees and total expenses on both common and managed assets compared favorably to the only other leveraged Peer Fund in the group. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: INB

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INCOME BUILDER

280 PARK AVENUE

NEW YORK, NY 10017

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INBSAR

Semiannual Report June 30, 2013

Cohen & Steers Global Income Builder

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013